UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02871

LORD ABBETT DEVELOPING GROWTH FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Lawrence B. Stoller, Vice President, Secretary, and Chief Legal Officer

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 7/31

Date of reporting period: 7/31/2022

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Developing Growth Fund

For the fiscal year ended July 31, 2022

Table of Contents

1	A Letter to Shareholders

6	Investment Comparison

7	Information About Your Fund’s Expenses and Holdings Presented by Sector

10	Schedule of Investments

14	Statement of Assets and Liabilities

16	Statement of Operations

17	Statements of Changes in Net Assets

18	Financial Highlights

22	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Basic Information About Management

Lord Abbett Developing Growth Fund

Annual Report

For the fiscal year ended July 31, 2022

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Developing Growth Fund for the fiscal year ended July 31, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended July 31, 2022, the Fund returned -33.80%, reflecting performance at the net asset value of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index,1 which returned -23.18% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending July 31, 2022, including increased volatility stemming from the emergence of the Delta and Omicron variants of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and geopolitical tensions related to Russia’s invasion of Ukraine. The Dow Jones Industrial Average and S&P 500® Index2 fell -4.14% and -4.64%, respectively, while the tech-heavy Nasdaq Composite lost -14.95%. Value stocks3 significantly outperformed growth stocks4 (-1.65% vs -12.65%), while large cap stocks5 outperformed small cap stocks6 (-6.87% vs -14.29%).

Despite the aforementioned challenges, the period began with a positive tone driven by accommodative monetary policy, continued vaccine progress, upside in corporate earnings surprises, and momentum surrounding the gradual reopening of global economies. However, sentiment began to shift in the latter half of the third quarter of 2021, as markets had to endure the increased spread of the Delta variant of COVID-19. Global markets were also affected by negative headlines overseas, namely China’s regulatory crackdown of the private education and technology sectors, as well as worries about the impacts of a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns in September, with the worst month of performance since March 2020.

In December, global markets had to grapple with the emergence of the newly discovered Omicron variant. The World Health Organization designated the newly discovered mutation as a “variant of concern”, particularly due to its increased transmissibility and then-unknown severity. This led to one of the largest selloffs and worst one-day performance of U.S. risk assets since the start of the pandemic, as fears that the world would succumb to a new wave of infections emerged. Yet, the negative sentiment regarding Omicron quickly reversed as cases proved to be generally less severe than prior strains.

Inflationary concerns began to take focus towards the end of 2021. Headline core consumer price index readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. However, this debate was intensified by November’s headline consumer price index rose 6.8% year-over-year. This was the fastest pace since 1982, and enhanced inflation fears among investors. The sharp increase in prices was generally due to an imbalance between supply and demand dynamics across multiple industries, led initially by energy, food, and used cars. Although positive COVID-19 cases plummeted throughout the quarter from Omicron’s surge in late 2021, many companies faced labor shortages, with workers sidelined with the virus, exacerbating supply chain issues, and adding to inflationary pressures.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s military invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large global exporter of oil and certain minerals, and the various sanctions set on Russia from

Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. Throughout the first half of the twelve-month period, the Fed remained mostly consistent in its messaging around expectations that price pressures would be transitory, and the peak inflation theme gained traction even as economists suggested that ‘transitory’ might be longer than expected. However, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Three additional rate hikes of 50 bps, 75 bps and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 2.25% by the end of July. Bond yields shot up in reaction to this shift in policy, exhibiting a bearish curve flattening trend and ultimately leading to periods of brief yield curve inversion, as shorter-term yields moved higher than longer-term yields. This trend was reflected in the 5-year and 30-year U.S. Treasury spread inverting for the first time since 2006, and the 2-year and 10-year Treasury spread inverting, albeit briefly, for the first time since 2019. However, towards the end of the period, 10-year Treasury yields fell sharply.

Key macroeconomic indicators continued to trend lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter. Worries among investors that a recession was pending continued to grow, and consumer sentiment dropped in the second quarter, reaching levels worse than during the COVID-19 pandemic and nearly as bad as the worst periods during the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy throughout the first half of 2022 supported the idea that a potential recession would be shallow. For example, the U.S. labor market remained strong, with the national unemployment rate remaining low, at around 3.6% as of the end of June. This was its lowest level in decades. Employers also continued to add labor at a healthy rate, adding approximately 457,000 jobs per month for the period. Separately, consumer balance sheets remained robust, with cash at record high levels, providing a level of flexibility for individuals to absorb price increases.

Over the course of the period, high innovation small and midcap companies, particularly those aggressively reinvesting in research & development to drive future revenues and earnings, underperformed lower growth, lower valuation companies within the Russell 2000® Growth Index. Given the environment of increased volatility and uncertainty, investors largely sought safety over innovation, which had a negative impact on the Fund’s relative returns.

From an industry standpoint, having no exposure to stock of companies related to oil, gas, and consumable fuel throughout the first few months of 2022 was a primary detractor from relative performance over the twelve-month period, as geopolitical tensions that ultimately culminated in the Russian invasion of Ukraine resulted in oil prices rising above $120 per barrel in March, amid fears of a supply shortage.

The Fund’s position in Protagonist Therapeutics, Inc., a clinical-stage biopharmaceutical company that discovers and develops peptide-based therapeutic drugs, was among the largest individual detractors from relative performance over the period. Shares of the company fell after the U.S. Food and Drug Administration (FDA) placed a clinical hold on Rusfertide in September, which halted the dosing of patients in the middle of three different Phase 2 trials. The FDA applied the hold after the company notified the agency about mice that developed skin cancer after exposure to the drug. The Fund exited the position following the announcement.

Conversely, the Fund’s position in Intra Cellular Therapies, a developer of innovative treatments for individuals with neuropsychiatric and neurologic disorders, was the largest individual contributor to relative performance. Shares soared following the FDA’s approval of CAPLYTA®, the first and only FDA-approved treatment for depressive episodes in adults with bipolar I or II disorders. Positive momentum of the stock continued into 2022 as a result of the drug’s successful initial launch, as well as the company reporting strong first quarter 2022 earnings. As of the end of the period, Intra Cellular Therapies was the Fund’s second largest active overweight relative to the Fund’s benchmark.

Also within the health care sector, the Fund’s position in Lantheus Holdings, Inc., a developer of innovative diagnostic and therapeutic agents, was another notable contributor to relative performance. Shares of the stock soared following the company’s strong first quarter of 2022 earnings report. Management also raised its 2022 guidance, which was primarily driven by accelerated adoption of PYLARIFY®, a diagnostic imaging agent for prostate cancer. As of the end of the period, Lantheus Holdings was the Fund’s largest active overweight relative to the Fund’s benchmark.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1     The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

2     The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance.

3     As represented by the Russell 3000® Value Index as of 7/31/2022.

4     As represented by the Russell 3000® Growth Index as of 7/31/2022.

5     As represented by the Russell 1000® Index as of 7/31/2022.

6     As represented by the Russell 2000® Index as of 7/31/2022.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of July 31, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended July 31, 2022
	1 Year	5 Years	10 Years	Life of Class
Class A3	-37.61%	11.61%	11.32%	–
Class C4	-34.82%	12.08%	11.15%	–
Class F5	-33.69%	13.13%	12.17%	–
Class F3[6]	-33.57%	13.34%	–	13.91%
Class I5	-33.62%	13.24%	12.29%	–
Class P5	-33.94%	12.76%	11.90%	–
Class R2[5]	-34.04%	12.56%	11.61%	–
Class R3[5]	-33.96%	12.67%	11.72%	–
Class R4[7]	-33.82%	12.95%	–	7.79%
Class R5[7]	-33.62%	13.24%	–	8.07%
Class R6[7]	-33.57%	13.34%	–	8.19%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended July 31, 2022, is calculated using the SEC-required uniform method to compute such return.

4     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5     Performance is at net asset value.

6     Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

7     Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 through July 31, 2022).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 2/1/22 – 7/31/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/22	7/31/22	2/1/22 - 7/31/22
Class A
Actual	$1,000.00	$ 858.50	$4.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.13	$4.71
Class C
Actual	$1,000.00	$ 855.50	$7.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.41	$8.45
Class F
Actual	$1,000.00	$ 859.30	$3.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.88	$3.96
Class F3
Actual	$1,000.00	$ 860.10	$2.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.87	$2.96
Class I
Actual	$1,000.00	$ 859.70	$3.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.46
Class P
Actual	$1,000.00	$ 857.60	$5.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.14	$5.71
Class R2
Actual	$1,000.00	$ 857.30	$5.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.46
Class R3
Actual	$1,000.00	$ 857.40	$5.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.89	$5.96
Class R4
Actual	$1,000.00	$ 858.40	$4.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.13	$4.71
Class R5
Actual	$1,000.00	$ 859.70	$3.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.46
Class R6
Actual	$1,000.00	$ 860.10	$2.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.87	$2.96

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.94% for Class A, 1.69% for Class C, 0.79% for Class F, 0.59% for Class F3, 0.69% for Class I, 1.14% for Class P, 1.29% for Class R2, 1.19% for Class R3, 0.94% for Class R4, 0.69% for Class R5 and 0.59% for Class R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2022

Sector*	%**
Communication Services	3.98%
Consumer Discretionary	5.68%
Consumer Staples	3.36%
Diversified	0.33%
Energy	2.41%
Financials	2.84%
Health Care	27.92%
Industrials	15.53%
Information Technology	30.03%
Materials	3.56%
Repurchase Agreements	2.52%
Money Market Funds(a)	1.66%
Time Deposits(a)	0.18%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

Schedule of Investments

July 31, 2022

		Fair
Investments	Shares	Value
LONG-TERM INVESTMENTS 97.13%

COMMON STOCKS 97.13%

Aerospace & Defense 3.09%
AeroVironment, Inc.*	322,653	$27,954,656
Axon Enterprise, Inc.*	256,281	28,239,603
Parsons Corp.*	716,151	30,959,208
Total		87,153,467

Banks 2.34%
Glacier Bancorp, Inc.	433,380	21,708,004
Popular, Inc.	261,763	20,331,132
Silvergate Capital Corp. Class A*	254,584	23,750,142
Total		65,789,278

Biotechnology 11.24%
Alkermes plc (Ireland)*(a)	1,209,257	30,956,979
Cerevel Therapeutics Holdings, Inc.*	636,805	16,741,603
CRISPR Therapeutics AG (Switzerland)*(a)	190,734	14,305,050
Cytokinetics, Inc.*	1,216,720	51,503,758
Halozyme Therapeutics, Inc.*	144,515	7,066,784
Intellia Therapeutics, Inc.*	318,109	20,600,739
Karuna Therapeutics, Inc.*	131,710	17,155,227
Krystal Biotech, Inc.*	736,035	53,421,420
Legend Biotech Corp. ADR*	216,582	10,231,334
Mirati Therapeutics, Inc.*	233,140	15,014,216
Sarepta Therapeutics, Inc.*	270,659	25,157,754
Ultragenyx Pharmaceutical, Inc.*	274,635	14,632,553
Xenon Pharmaceuticals, Inc. (Canada)*(a)	1,201,512	39,830,123
Total		316,617,540

Capital Markets 0.55%
Piper Sandler Cos.	121,940	15,388,828
		Fair
Investments	Shares	Value
Chemicals 3.61%
Balchem Corp.	259,290	$35,201,210
Cabot Corp.	309,573	22,988,891
Livent Corp.*	1,750,140	43,560,985
Total		101,751,086

Commercial Services & Supplies 2.52%
Clean Harbors, Inc.*	309,687	30,222,354
Tetra Tech, Inc.	266,533	40,851,513
Total		71,073,867

Communications Equipment 3.09%
Calix, Inc.*	1,073,245	61,217,895
Lumentum Holdings, Inc.*	285,278	25,806,248
Total		87,024,143

Construction & Engineering 2.54%
Ameresco, Inc. Class A*	522,497	29,897,278
Comfort Systems USA, Inc.	393,436	41,570,448
Total		71,467,726

Diversified Consumer Services 0.46%
Duolingo, Inc.*(b)	141,482	12,980,974

Electrical Equipment 0.63%
Array Technologies, Inc.*	1,058,618	17,837,713

Electronic Equipment, Instruments & Components 2.27%
II-VI, Inc.*	561,365	29,550,254
Littelfuse, Inc.	122,920	34,278,700
Total		63,828,954

Energy Equipment & Services 0.86%
Cactus, Inc. Class A	353,040	14,682,933
MELI Kaszek Pioneer Corp. Class A*	961,552	9,538,596
Total		24,221,529

Entertainment 1.17%
World Wrestling Entertainment, Inc. Class A	476,075	32,996,758

10	See Notes to Financial Statements.

Schedule of Investments (continued)

July 31, 2022

		Fair
Investments	Shares	Value
Food & Staples Retailing 1.73%
BJ’s Wholesale Club Holdings, Inc.*	224,655	$15,209,143
Grocery Outlet Holding Corp.*	782,048	33,409,091
Total		48,618,234

Food Products 0.75%
Simply Good Foods Co. (The)*	645,127	21,044,043

Health Care Equipment & Supplies 13.78%
Axonics, Inc.*	901,832	58,501,842
Bausch & Lomb Corp. (Canada)*(a)	1,244,480	17,908,067
Envista Holdings Corp.*	564,371	22,941,681
Figs, Inc. Class A*	491,003	5,189,902
Inari Medical, Inc.*	383,888	29,782,031
Inspire Medical Systems, Inc.*	276,306	57,745,191
iRhythm Technologies, Inc.*	352,291	54,474,757
Lantheus Holdings, Inc.*	1,033,860	79,317,739
Shockwave Medical, Inc.*	295,164	62,258,943
Total		388,120,153

Health Care Providers & Services 0.71%
HealthEquity, Inc.*	344,655	20,048,581

Hotels, Restaurants & Leisure 3.32%
Papa John’s International, Inc.	268,861	25,781,081
Planet Fitness, Inc. Class A*	678,599	53,480,387
Sweetgreen, Inc. Class A*(b)	898,818	14,120,431
Total		93,381,899

Information Technology Services 4.61%
Affirm Holdings, Inc.*(b)	518,642	13,920,351
Endava plc ADR*	410,063	41,826,426
Flywire Corp.*	750,231	17,600,419
Globant SA (Uruguay)*(a)	142,600	28,411,624
WEX, Inc.*	168,432	27,995,083
Total		129,753,903

		Fair
Investments	Shares	Value
Interactive Media & Services 1.57%
Bumble, Inc. Class A*	416,289	$15,785,679
ZipRecruiter, Inc. Class A*	1,615,105	28,312,791
Total		44,098,470

Leisure Products 0.51%
Callaway Golf Co.*	620,987	14,251,652

Machinery 4.32%
Chart Industries, Inc.*	252,447	49,249,885
Evoqua Water Technologies Corp.*	806,959	30,753,208
RBC Bearings, Inc.*	176,801	41,725,036
Total		121,728,129

Media 0.41%
Integral Ad Science Holding Corp.*	1,215,919	11,514,753

Oil, Gas & Consumable Fuels 1.93%
Matador Resources Co.	461,055	26,639,758
Range Resources Corp.*	835,352	27,625,091
Total		54,264,849

Personal Products 0.93%
Inter Parfums, Inc.	314,805	26,276,773

Pharmaceuticals 2.62%
Intra-Cellular Therapies, Inc.*	1,361,084	73,661,866

Professional Services 0.68%
FTI Consulting, Inc.*	116,414	19,040,674

Road & Rail 0.88%
Saia, Inc.*	104,653	24,891,716

Semiconductors & Semiconductor Equipment 8.75%
CEVA, Inc.*	518,825	19,315,855
Diodes, Inc.*	412,926	33,599,789
Impinj, Inc.*	98,218	8,350,494
MKS Instruments, Inc.	137,524	16,255,337
Rambus, Inc.*	1,123,245	28,395,634

See Notes to Financial Statements.	11

Schedule of Investments (continued)

July 31, 2022

		Fair
Investments	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Semtech Corp.*	703,247	$43,833,385
Silicon Motion Technology Corp. ADR	413,094	35,241,049
SiTime Corp.*	221,452	41,185,643
Synaptics, Inc.*	139,912	20,280,244
Total		246,457,430

Software 11.78%
Avalara, Inc.*	407,453	35,619,541
Clear Secure, Inc. Class A*(b)	1,415,986	35,852,765
CyberArk Software Ltd. (Israel)*(a)	264,786	34,456,602
Five9, Inc.*	294,370	31,827,284
Gitlab, Inc. Class A*(b)	629,959	36,159,647
HashiCorp, Inc. Class A*(b)	560,644	20,317,739
Jamf Holding Corp.*	1,451,520	35,475,149
Procore Technologies, Inc.*	454,335	23,489,119
Qualtrics International, Inc. Class A*	1,090,760	13,907,190
Rapid7, Inc.*	458,348	29,320,522
Sprout Social, Inc. Class A*	393,287	20,490,253
Tenable Holdings, Inc.*	386,380	14,933,587
Total		331,849,398

Textiles, Apparel & Luxury Goods 1.48%
Crocs, Inc.*	581,707	41,673,490

Trading Companies & Distributors 1.10%
Applied Industrial Technologies, Inc.	136,080	13,688,287
Rush Enterprises, Inc. Class A	359,096	17,304,836
Total		30,993,123

Wireless Telecommunication Services 0.90%
Gogo, Inc.*	1,455,955	25,275,379
Total Common Stocks (cost $2,593,337,152)		2,735,076,378
	Principal	Fair
Investments	Amount	Value
SHORT-TERM INVESTMENTS 4.43%

REPURCHASE AGREEMENTS 2.56%
Repurchase Agreement dated 7/29/2022, 0.85% due 8/1/2022 with Fixed Income Clearing Corp. collateralized by $1,541,300 of U.S. Treasury Note at 0.50% due 8/31/2027; $48,633,700 of U.S. Treasury Note at 0.75% due 3/31/2026; $28,936,000 of U.S. Treasury Note at 0.875% due 9/30/2026; value: $73,566,694; proceeds: $72,129,301 (cost $72,124,192)	$72,124,192	$72,124,192

	Shares
Money Market Funds 1.68%
Fidelity Government Portfolio(c) (cost $47,405,435)	47,405,435	47,405,435

Time Deposits 0.19%
CitiBank N.A.(c) (cost $5,267,271)	5,267,271	5,267,271
Total Short-Term Investments (cost $124,796,898)		124,796,898
Total Investments in Securities 101.56% (cost $2,718,134,050)		2,859,873,276
Other Assets and Liabilities – Net (1.56)%		(43,826,393)
Net Assets 100.00%		$2,816,046,883

12	See Notes to Financial Statements.

Schedule of Investments (concluded)

July 31, 2022

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

The following is a summary of the inputs used as of July 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$2,735,076,378	$–	$–	$2,735,076,378
Short-Term Investments
Repurchase Agreements	–	72,124,192	–	72,124,192
Money Market Funds	47,405,435	–	–	47,405,435
Time Deposits	–	5,267,271	–	5,267,271
Total	$2,782,481,813	$77,391,463	$–	$2,859,873,276

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	13

Statement of Assets and Liabilities

July 31, 2022

ASSETS:
Investments in securities, at fair value including $52,525,623 of securities loaned (cost $2,718,134,050)	$2,859,873,276
Receivables:
Investment securities sold	62,836,792
Capital shares sold	7,072,717
Interest and dividends	37,343
Securities lending income receivable	59,671
Prepaid expenses and other assets	62,588
Total assets	2,929,942,387
LIABILITIES:
Payables:
Payable for collateral due to broker for securities lending	52,672,706
Investment securities purchased	47,032,808
Capital shares reacquired	11,030,546
Management fee	1,160,875
Directors’ fees	457,785
12b-1 distribution plan	357,102
Fund administration	91,171
Accrued expenses	1,092,511
Total liabilities	113,895,504
Commitments and contingent liabilities
NET ASSETS	$2,816,046,883
COMPOSITION OF NET ASSETS:
Paid-in capital	$3,156,285,847
Total distributable earnings (loss)	(340,238,964)
Net Assets	$2,816,046,883

14	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

July 31, 2022

Net assets by class:
Class A Shares	$703,073,441
Class C Shares	$27,446,723
Class F Shares	$177,913,265
Class F3 Shares	$345,576,098
Class I Shares	$688,584,879
Class P Shares	$14,047,341
Class R2 Shares	$1,806,555
Class R3 Shares	$60,294,892
Class R4 Shares	$10,775,316
Class R5 Shares	$15,435,842
Class R6 Shares	$771,092,531
Outstanding shares by class:
Class A Shares (1.12 billion shares of common stock authorized, $.001 par value)	37,996,579
Class C Shares (35 million shares of common stock authorized, $.001 par value)	3,263,058
Class F Shares (134.1 million shares of common stock authorized, $.001 par value)	8,883,543
Class F3 Shares (89.4 million shares of common stock authorized, $.001 par value)	14,047,609
Class I Shares (335.25 million shares of common stock authorized, $.001 par value)	28,316,611
Class P Shares (30 million shares of common stock authorized, $.001 par value)	818,586
Class R2 Shares (98.75 million shares of common stock authorized, $.001 par value)	109,356
Class R3 Shares (98.75 million shares of common stock authorized, $.001 par value)	3,505,314
Class R4 Shares (98.75 million shares of common stock authorized, $.001 par value)	582,629
Class R5 Shares (98.75 million shares of common stock authorized, $.001 par value)	634,764
Class R6 Shares (98.75 million shares of common stock authorized, $.001 par value)	31,347,295
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$18.50
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$19.63
Class C Shares-Net asset value	$ 8.41
Class F Shares-Net asset value	$20.03
Class F3 Shares-Net asset value	$24.60
Class I Shares-Net asset value	$24.32
Class P Shares-Net asset value	$17.16
Class R2 Shares-Net asset value	$16.52
Class R3 Shares-Net asset value	$17.20
Class R4 Shares-Net asset value	$18.49
Class R5 Shares-Net asset value	$24.32
Class R6 Shares-Net asset value	$24.60

See Notes to Financial Statements.	15

Statement of Operations

For the Year Ended July 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $29,826)	$10,111,037
Securities lending net income	553,862
Interest and other	64,706
Interest earned from Interfund Lending (See Note 10)	1,559
Total investment income	10,731,164
Expenses:
Management fee	19,615,843
12b-1 distribution plan–Class A	2,456,830
12b-1 distribution plan–Class C	414,090
12b-1 distribution plan–Class F	552,272
12b-1 distribution plan–Class P	86,817
12b-1 distribution plan–Class R2	13,742
12b-1 distribution plan–Class R3	419,803
12b-1 distribution plan–Class R4	33,646
Shareholder servicing	2,913,355
Fund administration	1,549,267
Registration	496,722
Reports to shareholders	431,517
Professional	133,023
Directors’ fees	110,307
Custody	71,073
Other	155,880
Gross expenses	29,454,187
Expense reductions (See Note 8)	(4,681)
Fees waived and expenses reimbursed (See Note 3)	(71,073)
Net expenses	29,378,433
Net investment loss	(18,647,269)
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(405,823,587)
Net change in unrealized appreciation/depreciation on investments	(1,136,328,343)
Net change in unrealized appreciation/depreciation on investments in affiliated issuers	(2,950,402)
Net realized and unrealized gain (loss)	(1,545,102,332)
Net Decrease in Net Assets Resulting From Operations	$(1,563,749,601)

16	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended July 31, 2022	For the Year Ended July 31, 2021
Operations:
Net investment loss	$(18,647,269)	$(26,598,519)
Net realized gain (loss) on investments	(405,823,587)	584,348,332
Net change in unrealized appreciation/depreciation on investments and investments in affiliated issuers	(1,139,278,745)	590,715,217
Net increase (decrease) in net assets resulting from operations	(1,563,749,601)	1,148,465,030
Distributions to shareholders:
Class A	(131,775,485)	(99,113,243)
Class C	(11,205,053)	(5,052,930)
Class F	(80,898,580)	(58,403,087)
Class F3	(50,919,530)	(28,375,327)
Class I	(71,515,313)	(59,022,691)
Class P	(2,723,046)	(2,558,320)
Class R2	(321,572)	(365,280)
Class R3	(11,828,891)	(10,623,404)
Class R4	(1,703,712)	(1,249,771)
Class R5	(2,039,338)	(931,151)
Class R6	(90,380,627)	(54,765,689)
Total distributions to shareholders	(455,311,147)	(320,460,893)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	975,149,784	2,740,484,768
Reinvestment of distributions	434,685,196	306,241,101
Cost of shares reacquired	(1,561,788,323)	(1,436,021,694)
Net increase (decrease) in net assets resulting from capital share transactions	(151,953,343)	1,610,704,175
Net increase (decrease) in net assets	(2,171,014,091)	2,438,708,312
NET ASSETS:
Beginning of year	$4,987,060,974	$2,548,352,662
End of year	$2,816,046,883	$4,987,060,974

See Notes to Financial Statements.	17

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain
Class A
7/31/2022	$31.36	$(0.16)	$(9.36)	$(9.52)	$(3.34)
7/31/2021	24.46	(0.23)	10.08	9.85	(2.95)
7/31/2020	26.30	(0.16)	2.81	2.65	(4.49)
7/31/2019	28.59	(0.18)	4.14	3.96	(6.25)
7/31/2018	20.61	(0.15)	8.13	7.98	–
Class C
7/31/2022	16.21	(0.16)	(4.30)	(4.46)	(3.34)
7/31/2021	13.89	(0.25)	5.52	5.27	(2.95)
7/31/2020	17.24	(0.19)	1.33	1.14	(4.49)
7/31/2019	21.30	(0.25)	2.44	2.19	(6.25)
7/31/2018	15.49	(0.24)	6.05	5.81	–
Class F
7/31/2022	33.61	(0.14)	(10.10)	(10.24)	(3.34)
7/31/2021	26.01	(0.21)	10.76	10.55	(2.95)
7/31/2020	27.61	(0.14)	3.03	2.89	(4.49)
7/31/2019	29.63	(0.15)	4.38	4.23	(6.25)
7/31/2018	21.32	(0.12)	8.43	8.31	–
Class F3
7/31/2022	40.43	(0.10)	(12.39)	(12.49)	(3.34)
7/31/2021	30.74	(0.17)	12.81	12.64	(2.95)
7/31/2020	31.66	(0.13)	3.70	3.57	(4.49)
7/31/2019	32.88	(0.11)	5.14	5.03	(6.25)
7/31/2018	23.62	(0.09)	9.35	9.26	–
Class I
7/31/2022	40.04	(0.13)	(12.25)	(12.38)	(3.34)
7/31/2021	30.50	(0.20)	12.69	12.49	(2.95)
7/31/2020	31.48	(0.13)	3.64	3.51	(4.49)
7/31/2019	32.76	(0.14)	5.11	4.97	(6.25)
7/31/2018	23.55	(0.10)	9.31	9.21	–
Class P
7/31/2022	29.38	(0.20)	(8.68)	(8.88)	(3.34)
7/31/2021	23.11	(0.27)	9.49	9.22	(2.95)
7/31/2020	25.18	(0.19)	2.61	2.42	(4.49)
7/31/2019	27.72	(0.22)	3.93	3.71	(6.25)
7/31/2018	19.99	(0.15)	7.88	7.73	–

18	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$18.50	(33.80)	0.94	0.94	(0.67)	$703,073	116
31.36	42.08	0.93	0.93	(0.77)	1,297,753	102
24.46	15.24	0.93	0.93	(0.76)	765,172	122
26.30	22.26	0.94	0.94	(0.72)	708,935	88
28.59	38.72	0.93	0.93	(0.62)	686,002	90

8.41	(34.30)	1.69	1.69	(1.42)	27,447	116
16.21	41.07	1.68	1.68	(1.54)	57,889	102
13.89	14.30	1.68	1.68	(1.51)	16,876	122
17.24	21.38	1.69	1.69	(1.47)	21,394	88
21.30	37.51	1.69	1.69	(1.37)	26,175	90

20.03	(33.69)	0.79	0.79	(0.52)	177,913	116
33.61	42.37	0.78	0.78	(0.63)	899,774	102
26.01	15.37	0.78	0.78	(0.62)	348,248	122
27.61	22.43	0.79	0.79	(0.58)	116,807	88
29.63	38.98	0.79	0.79	(0.48)	100,650	90

24.60	(33.57)	0.59	0.59	(0.31)	345,576	116
40.43	42.62	0.59	0.59	(0.44)	638,777	102
30.74	15.61	0.59	0.59	(0.46)	130,387	122
31.66	22.64	0.60	0.60	(0.39)	3,321	88
32.88	39.25	0.59	0.59	(0.31)	2,941	90

24.32	(33.62)	0.69	0.69	(0.41)	688,585	116
40.04	42.45	0.68	0.68	(0.52)	953,104	102
30.50	15.50	0.69	0.69	(0.51)	593,675	122
31.48	22.56	0.69	0.69	(0.48)	853,159	88
32.76	39.11	0.69	0.69	(0.37)	824,588	90

17.16	(33.94)	1.14	1.14	(0.87)	14,047	116
29.38	41.83	1.13	1.13	(0.96)	26,086	102
23.11	14.97	1.14	1.14	(0.96)	20,793	122
25.18	22.02	1.14	1.14	(0.92)	22,082	88
27.72	38.67	0.97	0.97	(0.66)	22,591	90

See Notes to Financial Statements.	19

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain
Class R2
7/31/2022	$28.45	$(0.22)	$(8.37)	$(8.59)	$(3.34)
7/31/2021	22.48	(0.30)	9.22	8.92	(2.95)
7/31/2020	24.67	(0.22)	2.52	2.30	(4.49)
7/31/2019	27.33	(0.25)	3.84	3.59	(6.25)
7/31/2018	19.77	(0.23)	7.79	7.56	–
Class R3
7/31/2022	29.46	(0.21)	(8.71)	(8.92)	(3.34)
7/31/2021	23.17	(0.29)	9.53	9.24	(2.95)
7/31/2020	25.24	(0.20)	2.62	2.42	(4.49)
7/31/2019	27.79	(0.23)	3.93	3.70	(6.25)
7/31/2018	20.08	(0.20)	7.91	7.71	–
Class R4
7/31/2022	31.34	(0.16)	(9.35)	(9.51)	(3.34)
7/31/2021	24.45	(0.23)	10.07	9.84	(2.95)
7/31/2020	26.29	(0.16)	2.81	2.65	(4.49)
7/31/2019	28.59	(0.18)	4.13	3.95	(6.25)
7/31/2018	20.60	(0.15)	8.14	7.99	–
Class R5
7/31/2022	40.04	(0.13)	(12.25)	(12.38)	(3.34)
7/31/2021	30.50	(0.22)	12.71	12.49	(2.95)
7/31/2020	31.47	(0.14)	3.66	3.52	(4.49)
7/31/2019	32.75	(0.14)	5.11	4.97	(6.25)
7/31/2018	23.55	(0.11)	9.31	9.20	–
Class R6
7/31/2022	40.43	(0.10)	(12.39)	(12.49)	(3.34)
7/31/2021	30.74	(0.16)	12.80	12.64	(2.95)
7/31/2020	31.66	(0.11)	3.68	3.57	(4.49)
7/31/2019	32.88	(0.11)	5.14	5.03	(6.25)
7/31/2018	23.62	(0.08)	9.34	9.26	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

20	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$16.52	(34.04)	1.29	1.29	(1.02)	$1,807	116
28.45	41.66	1.27	1.27	(1.10)	2,873	102
22.48	14.76	1.29	1.29	(1.11)	2,812	122
24.67	21.87	1.29	1.29	(1.06)	4,718	88
27.33	38.24	1.29	1.29	(0.97)	6,530	90

17.20	(33.96)	1.19	1.19	(0.92)	60,295	116
29.46	41.76	1.18	1.18	(1.01)	112,015	102
23.17	14.93	1.19	1.19	(1.01)	88,636	122
25.24	21.92	1.19	1.19	(0.97)	107,373	88
27.79	38.40	1.19	1.19	(0.88)	111,564	90

18.49	(33.82)	0.94	0.94	(0.67)	10,775	116
31.34	42.16	0.93	0.93	(0.77)	16,458	102
24.45	15.21	0.93	0.93	(0.76)	8,255	122
26.29	22.23	0.94	0.94	(0.73)	6,222	88
28.59	38.79	0.93	0.93	(0.63)	5,489	90

24.32	(33.62)	0.69	0.69	(0.42)	15,436	116
40.04	42.50	0.69	0.69	(0.55)	28,200	102
30.50	15.50	0.68	0.68	(0.52)	6,613	122
31.47	22.53	0.69	0.69	(0.48)	3,247	88
32.75	39.11	0.68	0.68	(0.38)	3,313	90

24.60	(33.57)	0.59	0.59	(0.31)	771,093	116
40.43	42.62	0.59	0.59	(0.43)	954,132	102
30.74	15.61	0.60	0.60	(0.43)	566,885	122
31.66	22.68	0.60	0.60	(0.39)	255,766	88
32.88	39.20	0.59	0.59	(0.28)	188,610	90

See Notes to Financial Statements.	21

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on August 21, 1978. The Fund’s predecessor corporation was organized on July 11, 1973.

The Fund’s investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter. The Fund has eleven active classes of shares: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years. The Fund’s Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended July 31, 2019 through July 31, 2022. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class specific shareholder servicing expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess

Notes to Financial Statements (continued)

of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of July 31, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended July 31, 2022, the effective management fee was at an annualized rate of .51% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily agreed to waive $71,073 during the fiscal year ended July 31, 2022.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett.

The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A(1)	Class C	Class F(2)	Class P	Class R2	Class R3	Class R4
Service	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for the purpose of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(1)	Annual Service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.
(2)	The Class F share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended July 31, 2022:

Distributor Commissions	Dealers’ Concessions
$43,825	$245,050

Distributor received CDSCs of $0 and $0 for Class A and Class C shares, respectively, for the fiscal year ended July 31, 2022.

Other Related Parties

As of July 31, 2022 the percentage of the Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund was 4.43%.

One Director and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended July 31, 2022 and fiscal year ended July 31, 2021 were as follows:

	Year Ended 7/31/2022	Year Ended 7/31/2021
Distributions paid from:
Ordinary Income	$–	$82,297,941
Net long-term capital gains	455,311,147	238,162,952
Total distributions paid	$455,311,147	$320,460,893

As of July 31, 2022, the components of accumulated gains/(losses) on a tax-basis were as follows:

Accumulated capital and other losses	$(437,609,995)
Unrealized gains – net	97,828,816
Temporary differences	(457,785)
Total accumulated losses – net	$(340,238,964)

At the Fund’s election, certain losses incurred within the taxable year (“Qualified Late-Year Losses”) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $10,625,421 and post-October capital losses of $426,984,574 during fiscal year 2022.

As of July 31, 2022, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,762,044,460
Gross unrealized gains	388,995,496
Gross unrealized losses	(291,166,680)
Net unrealized security gains	$97,828,816

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended July 31, 2022 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total distributable earnings (loss)	Paid-in capital
$(24,127,678)	$24,127,678

The permanent differences are primarily attributable to the tax treatment of net investment losses and certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended July 31, 2022 were as follows:

Purchases	Sales
$4,455,641,178	$5,051,207,518

There were no purchases or sales of U.S. Government securities for the fiscal year ended July 31, 2022.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in

Notes to Financial Statements (continued)

compliance with provisions of the Rule. For the fiscal year ended July 31, 2022, the Fund did not engage in cross-trade purchases or sales.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$72,124,192	$–	$72,124,192
Total	$72,124,192	$–	$72,124,192

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a	)	Securities Collateral Received(a )	Net Amount(b	)
Fixed Income Clearing Corp.	$72,124,192	$–	$–		$(72,124,192)	$–
Total	$72,124,192	$–	$–		$(72,124,192)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of July 31, 2022.

7.	DIRECTORS’ REMUNERATION

The Fund’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

Notes to Financial Statements (continued)

8.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended July 31, 2022, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended July 31, 2022, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended July 31, 2022, the Fund utilized the Facility on November 22, 2021 and November 23, 2021 with an average borrowing amount of $35,552,000. The average interest rate during the period was 1.33% and total interest paid amounted to $2,627.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended July 31, 2022, the Fund participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

Notes to Financial Statements (continued)

Average Amount Loaned	Average Interest Rate	Interest Income
$52,188,425	0.55%	$1,559

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of July 31, 2022, the market value of securities loaned and collateral received for the Fund was as follows:

Market Value of Securities Loaned	Collateral Received(1)
$52,525,623	$52,672,706

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor over time depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks tend to be more volatile than other stocks. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a favorable market. The Fund

Notes to Financial Statements (continued)

invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks, especially over the short term. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and American Depositary Receipts, it may experience increased market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

		Year Ended July 31, 2022		Year Ended July 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,367,362	$56,963,877	15,743,443	$487,278,076
Converted from Class C*	49,652	1,142,024	30,986	950,322
Reinvestment of distributions	4,549,709	124,844,007	3,426,222	93,296,016
Shares reacquired	(10,358,516)	(249,018,093)	(9,098,620)	(274,470,556)
Increase (decrease)	(3,391,793)	$(66,068,185)	10,102,031	$307,053,858
Class C Shares
Shares sold	333,911	$3,790,404	2,671,583	$43,979,494
Reinvestment of distributions	824,145	10,334,790	335,827	4,751,952
Shares reacquired	(1,360,664)	(15,317,051)	(593,152)	(9,464,279)
Converted to Class A*	(104,897)	(1,142,024)	(58,480)	(950,322)
Increase (decrease)	(307,505)	$(2,333,881)	2,355,778	$38,316,845

Notes to Financial Statements (concluded)

		Year Ended July 31, 2022		Year Ended July 31, 2021
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	3,339,991	$88,218,810	27,589,517	$904,352,061
Reinvestment of distributions	2,482,228	73,647,703	1,827,815	53,280,802
Shares reacquired	(23,710,532)	(575,508,072)	(16,036,267)	(527,892,745)
Increase (decrease)	(17,888,313)	$(413,641,559)	13,381,065	$429,740,118
Class F3 Shares
Shares sold	2,542,494	$76,935,133	13,419,686	$515,453,826
Reinvestment of distributions	1,398,987	50,909,151	810,261	28,375,327
Shares reacquired	(5,693,089)	(169,673,805)	(2,671,806)	(106,085,240)
Increase (decrease)	(1,751,608)	$(41,829,521)	11,558,141	$437,743,913
Class I Shares
Shares sold	11,625,111	$314,031,072	8,904,983	$351,806,141
Reinvestment of distributions	1,959,293	70,534,563	1,677,000	58,208,655
Shares reacquired	(9,069,813)	(291,362,575)	(6,245,920)	(239,268,977)
Increase	4,514,591	$93,203,060	4,336,063	$170,745,819
Class P Shares
Shares sold	43,579	$956,674	91,743	$2,723,506
Reinvestment of distributions	105,948	2,699,557	99,437	2,540,612
Shares reacquired	(218,770)	(5,229,475)	(203,046)	(5,774,192)
Decrease	(69,243)	$(1,573,244)	(11,866)	$(510,074)
Class R2 Shares
Shares sold	12,810	$261,835	11,653	$325,871
Reinvestment of distributions	12,735	312,773	14,195	351,472
Shares reacquired	(17,175)	(381,005)	(49,922)	(1,328,227)
Increase (decrease)	8,370	$193,603	(24,074)	$(650,884)
Class R3 Shares
Shares sold	506,281	$10,876,929	1,223,505	$35,304,770
Reinvestment of distributions	462,970	11,828,891	414,507	10,619,670
Shares reacquired	(1,266,831)	(28,428,948)	(1,660,187)	(46,957,459)
Decrease	(297,580)	$(5,723,128)	(22,175)	$(1,033,019)
Class R4 Shares
Shares sold	149,371	$3,372,377	310,713	$9,391,922
Reinvestment of distributions	55,601	1,525,145	45,931	1,249,771
Shares reacquired	(147,489)	(3,449,907)	(169,189)	(5,206,184)
Increase	57,483	$1,447,615	187,455	$5,435,509
Class R5 Shares
Shares sold	297,839	$10,271,881	678,447	$26,772,425
Reinvestment of distributions	54,877	1,975,579	26,827	931,152
Shares reacquired	(422,207)	(14,473,259)	(217,870)	(8,488,246)
Increase (decrease)	(69,491)	$(2,225,799)	487,404	$19,215,331
Class R6 Shares
Shares sold	12,132,863	$409,470,792	9,166,050	$363,096,676
Reinvestment of distributions	2,365,294	86,073,037	1,503,017	52,635,672
Shares reacquired	(6,751,466)	(208,946,133)	(5,508,944)	(211,085,589)
Increase	7,746,691	$286,597,696	5,160,123	$204,646,759

*	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Developing Growth Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Developing Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
September 26, 2022

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994 – 2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005 – 2022). Previously served as director of Xerox Corporation (2007 – 2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003 – 2017); President of Wells Fargo Funds (2003 – 2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992 – 2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021 – Present), Virtual Combine (2018 – Present), and Mariposa Family Learning Center (2021 – Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017 – 2021) and formerly Professor of Law at University of California, Irvine (2014 – 2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009 – 2021). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis- Dickerson and Co. Inc., a venture capital management firm (1990 – 2016).

Other Directorships: Currently serves as Chairman of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018 – 2020).

Basic Information About Management (continued)

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014 - 2021) and Calvert Research & Management (CRM) (2016 - 2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016.

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review the Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for the Fund’s Program. At the May 17-18, 2022 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period April 1, 2021 through March 31, 2022. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: no Fund breached its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited) Of the distributions paid to shareholders during the fiscal year ended July 31, 2022, $455,311,147 represent long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Developing Growth Fund, Inc.	LADG-2 (09/22)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended July 31, 2022 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 13(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended July 31, 2022 and 2021 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2022	2021
Audit Fees (a)	$47,000	$45,000
Audit-Related Fees (b)	- 0 -	0
Total audit and audit-related fees	$47,000	$45,000

Tax Fees (c)	- 0 -	5,031
All Other Fees	- 0 -	- 0 -

Total Fees	$47,000	$50,031

(a) Consists of fees for audits of the Registrant’s annual financial statements.

(b) Fees for the fiscal year ended July 31, 2022 and 2021 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended July 31, 2022 and 2021 were:

	Fiscal year ended:
	2022	2021
All Other Fees (a)	$270,000	$220,000

(a) Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended July 31, 2022 and 2021 were:

	Fiscal year ended:
	2022	2021
All Other Fees	$ - 0 -	$ - 0 -

(h)	The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Schedule of Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT DEVELOPING GROWTH FUND, INC.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: September 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: September 26, 2022

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: September 26, 2022